SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                              October 23, 1997
                     (Date of earliest event reported)

                      UNIVERSAL OUTDOOR HOLDINGS, INC.
           (Exact name of Registrant as specified in its charter)

       Delaware              000-20823               36-3766705
     (State of          (Commission File No.)      (IRS Employer
     Incorporation)                                Identification No.)


        311 South Wacker Drive, Suite 6400, Chicago, Illinois 60606 (Address of principal executive offices, including zip code)

                              (312) 431-0822
            (Registrant's telephone number, including area code)



     INFORMATION TO BE INCLUDED IN THE REPORT

     Item 5.  Other Events.

     On October 23, 1997, Universal Outdoor Holdings, Inc., a Delaware corporation (the "Company"), Clear Channel Communications, Inc., a Texas corporation ("Clear Channel"), and UH Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Clear Channel ("Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Sub will be merged (the "Merger") with and into the Company, with the Company surviving the Merger and becoming a wholly owned subsidiary of Clear Channel. Upon the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time (as defined in the Merger Agreement) of the Merger, each issued and outstanding share of common stock of the Company, other than shares owned directly or indirectly by Clear Channel or by the Company, will be converted into the right to receive 0.67 shares of common stock of Clear Channel.

     A copy of the Merger Agreement is filed herewith as Exhibit 2 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement.

     In connection with the Merger Agreement, Daniel L. Simon, Chief Executive Officer, President and a director of the Company, and Brian T. Clingen, Vice President, Chief Financial Officer and a director of the Company, who beneficially own and have the sole right to vote and dispose of an aggregate of 5,440,300 shares of common stock of the Company, have each entered into an agreement ("Voting Agreement") with Clear Channel pursuant to which each of them agreed to vote all of his shares of common stock of the Company in favor of the transactions contemplated by the Merger Agreement. Copies of the respective Voting Agreements are filed herewith as Exhibits 99.1 and 99.2 and are incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Voting Agreements.

     On October 23, 1997, the Company and Clear Channel issued a joint press release announcing the Merger Agreement which is filed herewith as Exhibit 99.3 and is incorporated herein by reference.


     Item 7.  Financial Statements and Exhibits

          (c)  Exhibits.

               Exhibit 2 Agreement and Plan of Merger dated as of October 23, 1997, among Universal
                              Outdoor Holdings, Inc., Clear Channel
                              Communications, Inc. and UH Merger Sub,
                              Inc.

               Exhibit 99.1 Voting Agreement dated as of October 23, 1997, by and among Clear Channel
                              Communications, Inc. and Daniel L.
                              Simon.

               Exhibit 99.2 Voting Agreement dated as of October 23, 1997, by and among Clear Channel
                              Communications, Inc. and Brian T.
                              Clingen.

               Exhibit 99.3   Press Release dated October 23, 1997.


                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              UNIVERSAL OUTDOOR HOLDINGS, INC.

                              By: /s/ Brian T. Clingen
                                  Brian T. Clingen
                                  Vice President and Chief Financial
                                  Officer

     Dated:  October 30, 1997


                                 EXHIBIT INDEX

     Exhibit No.    Description

          2 Agreement and Plan of Merger dated as of October 23, 1997, among Universal Outdoor Holdings, Inc., Clear Channel Communications, Inc. and UH Merger Sub, Inc.

          99.1 Voting Agreement dated as of October 23, 1997, by and among Clear Channel Communications, Inc. and Daniel L. Simon.

          99.2 Voting Agreement dated as of October 23, 1997, by and among Clear Channel Communications, Inc. and Brian T. Clingen.

          99.3      Press Release dated October 23, 1997.